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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 30, 1997


                           ANALYSIS & TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut                     0-14161                 95-2579365
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)


                Route 2, P.O. Box 220, North Stonington, CT 06359
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 599-3910


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.


               Pursuant to General Instruction F to Form 8-K, the information requested by this Item is provided in the press release issued by the Company on May 30, 1997, incorporated by reference herein and included as Exhibit 20 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

               Exhibit No.                  Document
               -----------                  --------

               20                           Press Release of the Company
                                            dated May 30, 1997


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANALYSIS & TECHNOLOGY, INC.



Date:  June 6, 1997                     By:  /s/ David M. Nolf
                                             -----------------
                                                 David M. Nolf
                                                 Executive Vice President
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                                  EXHIBIT INDEX




Exhibit No.                             Document
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
    20                              Press Release of Company
                                    dated May 30, 1997